EXECUTION VERSION January 18, 2024 Babcock & Wilcox Enterprises, Inc. 1200 E. Market Street, Suite 650 Akron, Ohio 44305 Fee Letter Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), by, among others, (i) Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Borrower”), (ii) the Guarantors party thereto, if any, from time to time, (iii) the Lenders party thereto from time to time, and (iv) Axos Bank, as Administrative Agent, L/C Issuer and Swingline Lender. This is the Fee Letter (this “Fee Letter”) referred to in the Credit Agreement. To induce the Administrative Agent and the Revolving Lenders to enter into and perform their agreements under the Credit Agreement, the Borrower hereby agrees as follows: 1. Origination Fee. The Borrower shall pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, an upfront fee (the “Origination Fee”) in the amount of 1.00% of the aggregate Revolving Commitments (such amount being $1,500,000). The Origination Fee shall be earned by, and payable in full by the Borrower to, the Administrative Agent on the Closing Date. 2. Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, a commitment fee (the “Commitment Fee”) equal to the product of (a) one-half of one percent (0.50%) per annum multiplied by (b) the positive difference, if any, by which (i) the Aggregate Revolving Commitments exceed (ii) the Total Revolving Outstandings (other than L/C Obligations as to which the Administrative Agent is then holding Specified Cash Collateral in the amount and manner and otherwise as required by the Credit Agreement), subject to adjustment as provided in Section 2.16 of the Credit Agreement. For the avoidance of doubt, the Outstanding Amount of Swingline Loans shall not be counted towards or considered usage of the Revolving Facility for purposes of determining the Commitment Fee. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV of the Credit Agreement is not met, and shall be due and payable quarterly on the first Business Day of each calendar quarter, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period for the Revolving Facility. The Commitment Fee shall be calculated quarterly in arrears. 3. Additional Facility Fee. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage, an additional

2 facility fee (the “Additional Facility Fee”) equal to the product of (a) the Applicable Margin for SOFR Loans multiplied by (b) the positive difference, if any, by which (i) the actual daily amount of L/C Obligations as to which the Administrative Agent is then holding Specified Cash Collateral in the amount and manner and otherwise as required by the Credit Agreement exceeds (ii) the actual daily Outstanding Amount of Revolving Loans. The Additional Facility Fee shall accrue at all times until the Facility Termination Date, including at any time during which one or more of the conditions in Article IV of the Credit Agreement is not met, and shall be due and payable quarterly on the first Business Day of each calendar quarter, commencing with the first such date to occur after the Closing Date, and on the Facility Termination Date. The Additional Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. 4. Early Termination Fee. In the event that the Facility Termination Date occurs, for any reason, prior to the Maturity Date, or in the event that the Borrower reduces (but does not terminate) the Aggregate Revolving Commitments prior to the Maturity Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a fee (the “Early Termination Fee”) in respect of amounts which are or become payable by reason thereof equal to the following: (i) three percent (3%) of the Aggregate Revolving Commitments then in effect (without regard to any termination thereof), or of the amount of any reduction in the Aggregate Revolving Commitments, as applicable, if the Facility Termination Date or reduction, respectively, shall occur at any time on or before the first anniversary of the Closing Date; (ii) two percent (2%) of the Aggregate Revolving Commitments then in effect (without regard to any termination thereof), or of the amount of any reduction in the Aggregate Revolving Commitments, as applicable, if the Facility Termination Date or reduction, respectively, shall occur at any time after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date; and (iii) zero percent (0%) of the Aggregate Revolving Commitments then in effect (without regard to any termination thereof), or of the amount of any reduction in the Aggregate Revolving Commitments, as applicable, if the Facility Termination Date or reduction, respectively, shall occur at any time after the second anniversary of the Closing Date; provided that if the Facility Termination Date occurs during the period described in the foregoing clause (ii) solely as a result of a Transformative Event (as defined below), then the Early Termination Fee payable hereunder shall be one and one quarter percent (1.25%) of the of the Aggregate Revolving Commitments then in effect (without regard to any termination thereof). For purposes of the preceding sentence, “Transformative Event” shall mean any merger, acquisition, investment or consolidation, in any such case by the Borrower or any Subsidiary that either (i) is not permitted by the terms of any Loan Document immediately prior to the consummation of such transaction or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such transaction, would not provide the Borrower and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as reasonably determined by the Borrower acting in good faith, in each case of clauses (i) or (ii) to the extent Axos Bank (or its Affiliates) is afforded an opportunity to provide or participate in the debt facility replacing the debt facility contemplated by the Loan Documents in connection with the Transformative Event, which replacement debt facility is on terms and conditions reasonably satisfactory to Axos Bank. All parties to this Agreement agree and acknowledge that the Lenders will have suffered damages on account of the early termination of the Credit Agreement or any portion of the Aggregate Revolving Commitments and that, in view of the difficulty in ascertaining the amount of such

3 damages, the Early Termination Fee constitutes reasonable compensation and liquidated damages to compensate the Lenders on account thereof. 5. Collateral Monitoring Fee. The Borrower shall pay to the Administrative Agent, for its own account as collateral agent, a collateral monitoring fee (the “Collateral Monitoring Fee”) in an amount equal to $1,000 per month (or any portion thereof), which Collateral Monitoring Fee shall be fully earned and due and payable monthly in arrears on or prior to the first Business Day of each month following the Closing Date and continuing until the Facility Termination Date. The Collateral Monitoring Fee shall be fully earned upon becoming due, and once paid no portion of the Collateral Monitoring Fee shall be subject to refund, rebate or abatement in whole or part. 6. General. All fees payable under this Fee Letter constitute compensation for services rendered and do not constitute interest or a charge for the use of money. All fees payable hereunder shall be fully earned when due and shall not be subject to refund or rebate under any circumstances. All fees payable hereunder will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim or otherwise affected under any circumstance. All fees received by the Administrative Agent hereunder may be shared the Administrative Agent and its Affiliates as the Administrative Agent may determine in its sole discretion. Each of the foregoing fees shall be payable in Dollars in immediately available funds, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto and shall be in addition to any other fees, costs or expenses which may be due to the Administrative Agent and/or the Lenders pursuant to the terms of the Credit Agreement. You agree not to disclose any or all of the terms of this Fee Letter to any Person other than (a) to your employees, attorneys, direct and indirect investors, consultants, or accountants, in each case, to whom it is necessary or advisable to disclose the information, and then only on a confidential basis in connection with the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of the terms of this Fee Letter and instructed to keep such terms confidential), and (b) as may be required by law or any court or regulatory agency having jurisdiction over you or any of your direct or indirect beneficial owners (in which case you agree to inform the Administrative Agent promptly thereof). You agree that this Fee Letter shall be a part of, and shall be specifically incorporated in, the Credit Agreement, which documents constitute one entire agreement. This Fee Letter may not be amended, or any provision hereof waived or modified, except by an instrument in writing signed by each of the parties hereto. THIS FEE LETTER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FEE LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Fee Letter may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with this Fee Letter shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Fee Letter entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed

4 original signature was delivered. This Fee Letter may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Fee Letter which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Fee Letter converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of this Fee Letter in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Administrative Agent’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fee Letter. The provisions of this Fee Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. Nothing in this Fee Letter, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) of the Credit Agreement and, to the extent expressly contemplated thereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Fee Letter. This Fee Letter and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No party has been authorized by the Administrative Agent to make any oral or written statements inconsistent with this Fee Letter. [SIGNATURE PAGES FOLLOW]